SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     February 11, 2005

eRXSYS, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                 000-33165          98-0233878
(State or other                                               (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                                                                             Identification Number)

18021 Sky Park Circle, Suite G2
Irvine, California                                                      92614-6570
(Address of principal executive offices)                                                            (Zip Code)

Registrant’s telephone number, including area code (949) 222-9971

_____________________________                                           _______________
(Former name or former address,                                                                                      (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2005, Geoffrey S. Carroll resigned as a member of our board of directors.

On February 16, 2005, Annette M. McEvoy resigned as a member of our board of directors.

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRXSYS, INC.

/s/ Robert Delvecchio
Robert Delvecchio, Chief Executive Officer

Date: February 17, 2005

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